Securities and Exchange Commission
                            Washington, DC  20549


                                  FORM 8-K


                               CURRENT REPORT

                       Pursuant to Section 13 or 15(D)
                   of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  April 20, 1995



                          UNITED STATIONERS INC.
           (Exact name of Registrant as specified in its charter)




            DELAWARE                   0-10653              36-3141189
(State or other jurisdiction of     (Commission         (I.R.S. Employer
incorporation or organization)      File Number)        Identification No.)




2200 East Golf Road, Des Plaines, Illinois               60016-1267
 (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:  (708) 699-5000



                   UNITED STATIONERS INC. AND SUBSIDIARIES


ITEM 4.          Change in Registrant's Certifying Accountants

On April 20, 1995, United Stationers Inc. (the "Registrant") appointed the accounting firm of Ernst & Young LLP ("Ernst & Young") as independent accountants for fiscal 1995 to replace Arthur Andersen LLP ("Arthur Andersen"), effective with such appointment. The Audit Committee of the Board of Directors of the Registrant has approved the selection of Ernst & Young as the Registrant's new independent accountants.

In connection with the audits of the Registrant's consolidated financial statements for each of the two most recent fiscal years and in the subsequent interim period, there have been no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, nor have there been any reportable events described in Item 304 (a)(1)(v) of Regulation S-K.

Arthur Andersen's audit reports on the Registrant's consolidated financial statements for the past two years contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

Arthur Andersen has been provided with a copy of this disclosure and was requested by the Registrant to furnish a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether they agree with the above statements. As required by Item 304(a) of Regulation S-K, a copy of Arthur Andersen's letter to the Commission is attached as Exhibit 16 to this Current Report on Form 8-K.

Ernst & Young was appointed as the independent accountants to audit the transition period of September 1, 1994 through March 30, 1995. The transition period is a result of the change in the fiscal year of the Registrant which will be effected in connection with the March 30, 1995 merger of Associated Holdings, Inc. ("Associated") with and into the Registrant with the Registrant surviving (see Item 8 "Change in Fiscal Year"). Also, Ernst & Young, independent accountants of Associated, has been engaged to perform a review for the quarter ended March 31, 1995 of the merged company. In addition, Ernst & Young advised Associated on the compilation of financial pro formas included in Associated's Form 14D-1 filed with the Commission in respect of its pre-merger tender offer for certain common stock of the Registrant.










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                   UNITED STATIONERS INC. AND SUBSIDIARIES


Item 8.          Change in Fiscal Year

On April 20, 1995, the Board of Directors of the Registrant voted to change the Registrant's fiscal year end from August 31 (the date used in the Registrant's most recent filing with the Commission) to December 31. As a result of the Registrant's merger with Associated which had a December 31 tax year end, IRS regulations require the Registrant to change its taxable year end from August 31 to December 31. The aforementioned change was made to conform the Registrant's fiscal year end to both its taxable year end and that of Associated. Results for the transition period of September 1, 1994 through March 30, 1995 will be reported on Form 10-K to be filed with the Commission on or before June 30, 1995.





































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                   UNITED STATIONERS INC. AND SUBSIDIARIES


(c) Exhibits

         Exhibit
         Number                             Description

           1                               Not Applicable.

           2                             * Agreement and Plan of Merger,
                                           dated as of February 13, 1995,
                                           between the Registrant and
                                           Associated (previously filed as
                                           Exhibit 2 to the Registrant's
                                           Solicitation/Recommendation
                                           Statement on Schedule 14D-9
                                           dated February 21, 1995).

           4                               Not Applicable

          13(a)                          * Annual Report to Stockholders
                                           for the fiscal year ended August
                                           31, 1994 (previously filed as
                                           Exhibit 13 to the Registrant's
                                           Annual Report on Form 10-K dated
                                           November 22, 1994).

          13(b)                          * Quarterly Report on Form 10-Q
                                           for the Quarterly Period Ended
                                           February 28, 1995 (previously
                                           filed with the Commission on
                                           April 13, 1995).

          16 Letter from Arthur Andersen Regarding Change in Certifying Accountant.

          17                               Not Applicable

          20                               Not Applicable

          23                               Not Applicable

          24                               Not Applicable

          27                               Not Applicable

                 * Incorporated by reference - For Exchange Act filings,
                   see SEC No. 0-10653


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                   UNITED STATIONERS INC. AND SUBSIDIARIES

                                 SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                    UNITED STATIONERS INC.
                                         (Registrant)



Date:   April 26, 1995      Dan Bushell
                            Dan Bushell
                            Chief Financial Officer


























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